Scudder
California
Tax Free Money Fund


Scudder
California
Tax Free Fund

Annual Report
March 31, 1997

Pure No-Load(TM) Funds

For investors seeking double-tax-free income exempt from both California and regular federal income taxes.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                               Table of Contents

   2  In Brief
   3  Letter from the Funds' President

Scudder California
Tax Free Fund

   4  Performance Update
   5  Portfolio Summary
   8  Portfolio Management Discussion
  19  Investment Portfolio
  27  Financial Statements
  30  Financial Highlights


Scudder California
Tax Free Money Fund

   6  Portfolio Management Discussion
  11  Investment Portfolio
  15  Financial Statements
  18  Financial Highlights

  31  Notes to Financial Statements
  35  Report of Independent Accountants
  36  Tax Information
  36  Officers and Trustees
  37  Investment Products and Services
  38  Scudder Solutions


                                    In Brief

                     Scudder California Tax Free Money Fund

o Scudder California Tax Free Money Fund offered a seven-day effective yield of 2.82% on March 31, 1997, equivalent to a 5.15% taxable yield for investors in the top federal and state income tax brackets.

                        Scudder California Tax Free Fund

o Scudder California Tax Free Fund provided a 4.73% 30-day net annualized SEC yield on March 31, 1997.

o For shareholders subject to the 45.22% maximum combined federal and state income tax rate, the Fund's yield was equal to a taxable yield of 8.63%.

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:
                    30-Day Yield on March 31, 1997

BAR CHART DATA:
     Scudder California Tax Free Fund             4.73%
     Taxable Equivalent Yield                     8.63%


                    2-Scudder California Tax Free Money Fund
                      Scudder California Tax Free Fund

                        Letter From the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder California Tax Free Fund's performance over its most recent fiscal year ended March 31, 1997. The Fund posted a 4.73% 30-day net annualized SEC yield as of March 31, which is equivalent to a taxable yield of 8.63% for investors in the top California tax bracket. The Fund also earned a total return of 5.44% for the 12 months ended March 31.

     In addition, Scudder California Tax Free Money Fund posted a 5.15% tax equivalent yield based on the maximum federal and state tax rates at the close of the period. Please read the portfolio management discussions beginning on page 6 for more information.

     As part of Scudder's ongoing efforts to meet the needs of investors, last fall we launched an innovative new product called Scudder Pathway Series. A "fund of funds," Pathway Series is a collection of four distinct portfolios -- Conservative, Balanced, Growth, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a diverse mix of Scudder funds, and each is geared toward people with different investment goals and risk tolerances. Moreover, a team of Scudder's investment professionals rebalances the mix within the portfolios as market conditions warrant.

     Before closing, we'd like to take this opportunity to tell you that the Scudder Family of Funds was recently recognized by Morningstar* for stability in management and conformity to investment style. The mutual fund rating service ranked Scudder 4th among 20 leading mutual fund companies for overall management consistency. We are pleased with this superior track record and will strive to maintain our reputation for consistency going forward. Please see pages 37 through 39 for more information on Scudder products and services. As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your account or any Scudder fund. Thank you for choosing Scudder's California Tax Free Funds to help meet your investment needs.

     Sincerely,

     /s/David S. Lee
     David S. Lee
     President,
     Scudder California Tax Free Money Fund
     Scudder California Tax Free Fund

* Morningstar Investor, February 1997


                    3-Scudder California Tax Free Money Fund
                      Scudder California Tax Free Fund

PERFORMANCE UPDATE as of March 31, 1997
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
3/31/97         $10,000   Cumulative  Annual
--------------------------------------------
Scudder California Tax Free Fund
--------------------------------------------
1 Year          $ 10,544     5.44%     5.44%
5 Year          $ 14,178    41.78%     7.23%
10 Year         $ 19,976    99.76%     7.16%
--------------------------------------------
Lehman Brothers Municipal Bond Index
--------------------------------------------
1 Year          $ 10,545     5.45%     5.45%
5 Year          $ 14,135    41.35%     7.16%
10 Year         $ 20,632   106.32%     7.51%
--------------------------------------------

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER CALIFORNIA TAX FREE FUND
Year            Amount
----------------------
87             $10,000
88             $ 9,830
89             $10,793
90             $11,724
91             $12,723
92             $14,089
93             $16,221
94             $16,431
95             $17,540
96             $18,946
97             $19,976

LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
----------------------
87             $10,000
88             $10,251
89             $10,990
90             $12,149
91             $13,270
92             $14,596
93             $16,424
94             $16,805
95             $18,053
96             $19,566
97             $20,632

Yearly periods ended March 31

The Lehman Brothers Municipal Bond Index is a market value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly Periods Ended March 31

                       1988     1989      1990      1991      1992      1993      1994      1995      1996      1997
                     ------------------------------------------------------------------------------------------------
NET ASSET VALUE...   $  9.99  $ 10.26   $ 10.29   $ 10.41   $ 10.60   $ 11.05   $ 10.02   $ 10.07   $ 10.36   $ 10.39
INCOME DIVIDENDS..   $   .69  $   .68   $   .65   $   .63   $   .61   $   .59   $   .53   $   .51   $   .51   $   .52
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $   .26  $     -   $   .19   $   .09   $   .28   $   .49   $   .68   $   .09   $     -   $   .01
FUND TOTAL
RETURN (%)........     -1.70     9.80      8.62      8.53     10.74     15.13      1.30      6.75      8.01      5.44
INDEX TOTAL
RETURN (%)........      2.52     7.21     10.56      9.22     10.02     12.52      2.32      7.43      8.38      5.45

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                      4 - Scudder California Tax Free Fund

PORTFOLIO SUMMARY as of March 31, 1997

---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------
County General Obligation/
Lease                              15%
Hospital/Health                    14%
Housing Finance Authority          13%
Other General Obligation/Lease     11%
Toll Revenue/Transportation         8%
State General Obligation            6%
Project Revenue/
Special Assessment                  6%
Sales/Special Tax                   5%
School District/Lease               4%
Miscellaneous Municipal            18%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Diversification remains an
important strategy for the Fund,
allowing us to spread risk over a
large number of sectors and
maturities.

--------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------
AAA                                49%
AA                                  5%
A                                  24%
BBB                                16%
Not Rated                           6%
--------------------------------------
                                  100%
--------------------------------------

Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's overall quality remains
high, with 78% of portfolio
securities rated A or better.

--------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------
Less than 1 year                    5%
1-5 years                          12%
5-10 years                         27%
10-20 years                        41%
Greater than 20 years              15%
--------------------------------------
                                  100%
--------------------------------------

Weighted average effective maturity: 12.05 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

To take advantage of
opportunities to lock in a
substantial income stream, we
purchased premium noncallable
intermediate maturity bonds.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 19.

                      5 - Scudder California Tax Free Fund

                         Portfolio Management Discussion

                     Scudder California Tax Free Money Fund

Dear Shareholders,

Scudder California Tax Free Money Fund's most recent fiscal year marked a change in the short-term debt market's stance from anticipating a "Fed ease" (lower yields) to anticipating a "Fed tightening" (higher yields) due to stronger than expected labor market statistics. The Federal Reserve raised the federal funds rate by one quarter of a percentage point on March 25 in an attempt to slow down the economy and ward off wage inflation. The effect on short-term California tax-exempt yields has been somewhat muted, however, because of limited supply in this market. Our strategy over the past fiscal year was to use commercial paper as an effective tool for managing the average maturity of the Fund in a potentially volatile market by "locking in" yields for one to three months. We also maintained a substantial variable rate demand bond position to provide stability for the fund given the uncertainty of the market. These securities maintain their principal value and accrue a current market interest rate that resets daily, weekly or monthly.

During the period we sought a relatively high yield by maintaining an average maturity slightly longer than Scudder California Tax Free Money Fund's peers. As of March 31, 1997, the Fund's average maturity was 58 days, compared with 54 days as of March 31, 1996. The Fund's 7-day effective yield as of March 31 was 2.82%. For investors in the highest combined state and federal income tax bracket, the Fund's yield equaled a 5.15% compounded taxable yield, higher than


                    6-Scudder California Tax Free Money Fund the 5.08% average for taxable money funds, according to IBC Financial Data, Inc., an independent firm that tracks money fund performance. The Fund provided a total return of 2.87% for the 12-month period ended March 31, assuming reinvestment of all income distributions, which totaled $0.028 per share during the most recent fiscal year.

Our continuing goal is to provide Fund shareholders with a competitive double-tax-free yield by searching for high-quality, short-term municipal securities while actively managing the Fund's average maturity.

Sincerely,

Your Portfolio Management Team

/s/Rebecca Wilson         /s/K. Sue Cote
Rebecca Wilson            K. Sue Cote


                     Scudder California Tax Free Money Fund:
                          A Team Approach to Investing

Scudder California Tax Free Money Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Rebecca Wilson has had responsibility for Scudder California Tax Free Money Fund's day-to-day management since 1986. Ms. Wilson, who joined Scudder in 1986, has 11 years of experience in municipal investing and research. K. Sue Cote, Portfolio Manager, has been a member of Scudder California Tax Free Money Fund's team since 1987 and has 13 years of short-term fixed-income investment experience.

                    7-Scudder California Tax Free Money Fund

                        Portfolio Management Discussion
                        Scudder California Tax Free Fund

Dear Shareholders,

Scudder California Tax Free Fund performed well over a fiscal year that witnessed mixed performance for California municipal bonds, and ended with an interest rate hike by the Federal Reserve. On March 31, 1997, the Fund's 30-day net annualized SEC yield was 4.73%, equivalent to a taxable yield of 8.63% for shareholders subject to the 45.22% maximum combined state and federal income tax rate. The Fund's "tax-equivalent" yield is significantly higher than current yields available from taxable investments of similar maturity and credit quality.

During a 12-month period that saw little price movement in the intermediate-maturity municipal bonds the Fund primarily invests in, the Fund's share price increased $0.03 to $10.39 per share. The modest increase in the Fund's share price along with distributions during the fiscal year of $0.52 in interest income and $0.01 in short-term capital gains combined to produce a total return of 5.44% for the Fund over the fiscal year ended March 31, 1997. The Fund's return compares favorably with the 5.23% average total return of 99 similar funds tracked by Lipper Analytical Services over the same period. The Fund placed in the top 30% of similar California tax free funds tracked by Lipper for total return performance over three-, five-, and 10-year periods.

                                California Update

California was one of the last states to emerge from the nationwide recession that began in 1990, and the State is now reaping the benefits of a strong economy. All of the jobs lost during the recession have been restored, as aerospace and defense jobs were replaced by high technology jobs. In addition to a declining unemployment rate, the strength of the State's economy has resulted in operating surpluses, growth in international trade, and more spending on schools.

California ended its 1996 fiscal year with an operating surplus in its General Fund of $1.3 billion, or 3% of revenues. Sizable increases in the State's personal income tax and sales tax receipts, up 12% and 8% respectively over the State's 1995 fiscal year, are indicative of the strength of its economy. Barring any unforeseen revenue shortfalls, the State will end its 1997 fiscal year with an operating surplus. California is also one of the largest issuers of municipal debt with over $24 billion of debt outstanding, but the State's size and wealth levels mitigate the impact that debt of such magnitude might otherwise have.

                              Municipals Outperform
                                   Treasuries

Scudder California Tax Free Fund's most recent fiscal year witnessed a healthy U.S. economy spurred on by increased consumer spending with continued low inflation. The economy experienced real (inflation-adjusted) Gross Domestic

                       8-Scudder California Tax Free Fund

Product (GDP) growth of 2.4% during 1996, and at the close of the first quarter was on track for GDP growth of 2.5% or higher in 1997. The stock market scaled unprecedented heights until mid-March, and the bond market struggled unsuccessfully to keep up. In the midst of this healthy environment for corporate profits and the stock market, bond market participants continued to closely monitor indicators for signs of economic overheating and accelerating inflation. Their worry was reflected in the performance of the Treasury market over the Fund's most recent fiscal year, where yields of 10-year Treasury bonds rose almost one half of a percentage point, and prices declined 3.64%. Concern over the Federal Reserve Open Market Committee's decision to raise the Fed Funds rate by one quarter of a percentage point on March 25 was balanced by the feeling in some quarters that this and any further increases had already been priced into the market.

Municipals outperformed Treasuries during the 12-month period, as yields of 10-year municipals rose only one tenth of a percentage point, and prices declined 0.66%. Municipal bond prices were supported by shrinking overall supply as large numbers of bonds were called away in June and July, a moderate level of new issuance, and steady demand from both individuals and institutions such as insurance companies.

                              Focus on Intermediate
                                Noncallable Bonds

Our portfolio strategy over the Fund's most recent fiscal year has been to take advantage of opportunities to lock in a substantial income stream for the Fund over time by purchasing premium noncallable intermediate maturity bonds (those with maturities of 15 years or less). As of March 31, 70% of the Fund's securities had maturities in this range. We also looked for opportunities to add higher yielding BBB-rated and non-rated bonds to the portfolio. These issues, while carrying some additional credit risk, generally exhibit less interest rate sensitivity than municipal bonds rated A or above. The Fund held 22% of bonds in these two categories as of March 31. (For a summary of the Fund's quality, diversification, and maturity structure, see page 5.)

The Fund's overall quality remains high, with 78% of portfolio securities rated A or better as of March 31. We continue to invest in a broad selection of California municipal bonds, including county general obligation, hospital/health care, and housing finance authority bonds.

The Fund seeks to provide investors with a competitive level of federal and state tax-exempt income as well as the best possible total return performance. Our longer-term investment strategy continues to focus on four basic elements:
(1) purchasing bonds with effective maturities of less than 20 years; (2) purchasing noncallable bonds at yields close to those of callable bonds with comparable maturities; (3) purchasing high-yielding callable bonds, and (4) diversifying investments based on careful credit selection.


                       9-Scudder California Tax Free Fund

                                   Our Outlook

Though it is possible that the national economy's favorable momentum will carry over for the remainder of 1997, we believe that a slight slowdown could occur in the spring or summer. U.S. consumers, the major drivers of the country's economic growth, continue to be overextended: Credit card defaults recently matched levels last seen just after the 1989-90 recession. Deregulation of key industries worldwide, the globalization of economic activity, and technological advances continue to dampen any resurgence of inflation, and any signs that the economy is slowing even slightly could soothe the bond market and diminish upward pressure on rates coming from the Federal Reserve or market participants.

In the near term, we will continue to focus on bonds with favorable call structures as well as search for high yield bonds that meet our credit standards. We will continue to purchase premium noncallable intermediate maturity bonds and to pay close attention to credit quality as we pursue double-tax-free income and competitive total return for Scudder California Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Jeremy L. Ragus        /s/Donald C. Carleton
Jeremy L. Ragus           Donald C. Carleton



                             Scudder California Tax
                                   Free Fund:
                          A Team Approach to Investing

Scudder California Tax Free Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Jeremy L. Ragus has had responsibility for Scudder California Tax Free Fund's day-to-day management since 1990. Mr. Ragus, who joined Scudder in 1990, has 16 years of experience in municipal investing and research. Donald C. Carleton, Portfolio Manager, has been a member of Scudder California Tax Free Fund's team since 1983 and has over 27 years of investment experience.

                       10-Scudder California Tax Free Fund

                                Tax Information

Of the dividends paid by the California Tax Free Money Fund and California Tax Free Fund from net investment income for the year ended March 31, 1997, 100% constituted exempt interest dividends for regular federal income tax and California State income tax purposes.


Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                              Officers and Trustees

David S. Lee*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow; President, Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and Trustee

Daniel Pierce*
Trustee

Olin Barrett*
Vice President

Donald C. Carleton*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Jeremy L. Ragus*
Vice President

Rebecca L. Wilson*
Vice President

                        *Scudder, Stevens & Clark, Inc.

                   36-Scudder California Tax Free Money Fund
                      Scudder California Tax Free Fund

                    Investment Portfolio as of March 31, 1997

                                                                                                    Credit
                                                                                   Principal      Rating (b)        Value ($)
                                                                                  Amount ($)      (Unaudited)       (Note A)
------------------------------------------------------------------------------------------------------------------------------
Municipal Investments 100.0%
------------------------------------------------------------------------------------------------------------------------------
California
Anaheim, CA, Electric Utility Revenue Anticipation Notes, Tax Exempt
  Commercial Paper, 3.45%, 6/24/97 .............................................  1,750,000          A1+             1,750,000
Anaheim, CA, Housing Authority, Multi-Family Housing Revenue, Harbor Cliff
  Project, Variable Rate Demand Note, 3.2%, 7/1/06* ............................    400,000          MIG1              400,000
Berkeley, CA, Tax & Revenue Anticipation Note, Series 1996, 4.5%, 8/13/97 ......  2,000,000          MIG1            2,003,814
California Health Facilities Finance Authority:
  Catholic Healthcare West, Series C, Variable Rate Demand Note, 3.2%,
     7/1/20 (c)* ...............................................................  1,000,000          A1+             1,000,000
  Pooled Loan Program, Series 1985B, Weekly Demand Note, 3.3%, 10/1/10 (c)* ....    100,000          MIG1              100,000
California Pollution Control, Southern California Edison, Series 1985C,
  Tax Exempt Commercial Paper:
   3.45%, 5/22/97 ..............................................................  1,000,000          P1              1,000,000
   3.4%, 6/19/97 ...............................................................  1,000,000          P1              1,000,000
California Pollution Control Finance Authority:
  Colmac Energy Project, Weekly Demand Note, 3.3%, 12/1/16* ....................  1,900,000          A1+             1,900,000
  Pacific Gas & Electric Company, Series C, Tax Exempt Commercial Paper, 3.35%,
     7/22/97 ...................................................................  1,000,000          A1+             1,000,000
  Shell Oil Co., Martinez Project, Daily Demand Note, 3.6%, 10/1/24* ...........    700,000          MIG1              700,000
  Shell Oil Co. Project, Series A, Daily Demand Bonds, 3.65%, 10/1/10* .........    100,000          A1+               100,000
  Solid Waste Revenue, CR&R Inc. Project, Series 1995A, Weekly Demand Notes,
     3.4%, 10/1/10* ............................................................  1,100,000          NR              1,100,000
California School Cash Reserve Program Authority, Pool Note, Series 1996B, 4.5%,
  12/19/97 .....................................................................  1,500,000          MIG1            1,509,351
California General Obligation, Revenue Anticipation Note, Series 1996, 4.5%,
  6/30/97 ......................................................................  1,000,000          SP1+            1,001,257
California General Obligation, Series 1996, Tax Exempt Commercial Paper,
  3.25%, 5/20/97 ...............................................................  2,000,000          A1              2,000,000
East Bay Municipal Utility District, CA, Tax Exempt Commercial Paper, 3.45%,
  5/28/97 ......................................................................    500,000          A1+               500,000
Eastern Municipal Water District, CA, Water & Sewer Revenues, Series 1993B,
  Weekly Demand Notes, 3.2%, 7/1/20 (c)* .......................................  1,100,000          MIG1            1,100,000
Escondido, CA, Multi-Family Housing Revenue, Series 1985A, Morning View Terrace
  Project, Variable Rate Demand Note, 3.2%, 2/15/07* ...........................    500,000          MIG1              500,000
Huntington Beach, CA, Multi-Family Housing Revenue, River Meadows Apartments,
  Series B, Weekly Demand Bonds, 3.425%, 10/1/05* ..............................  1,500,000          NR              1,500,000


    The accompanying notes are an integral part of the financial statements.

                  11 -- Scudder California Tax Free Money Fund

                                                                                                    Credit
                                                                                    Principal      Rating (b)        Value ($)
                                                                                   Amount ($)      (Unaudited)       (Note A)
-------------------------------------------------------------------------------------------------------------------------------
Irvine Ranch Water District, CA:
  California Refunding, Series B, Daily Demand Notes, 3.55%, 10/1/99* ..........   1,300,000          A1+             1,300,000
  Conservation District, Daily Demand Note, 3.55%, 5/1/09* .....................     300,000          A1+               300,000
  Series 1985B, Daily Demand Note, 3.55%, 10/1/04* .............................     400,000          A1+               400,000
Kern County, CA, Certificates of Participation, Public Facilities Project:
  Series A, Variable Rate Demand Bond, 3.2%, 8/1/06* ...........................   1,300,000          MIG1            1,300,000
  Series D, Variable Rate Demand Bond, 3.2%, 8/1/06* ...........................   1,600,000          MIG1            1,600,000
Kern, CA, High School District, Tax & Revenue Anticipation Note, 4.5%, 7/31/97 .   1,500,000          SP1+            1,502,877
Lancaster, CA, Redevelopment Agency, Multi-Family Housing Revenue, Westwood
  Park Apartments, Variable Rate Demand Notes, 3.2%, 12/1/07* ..................     600,000          MIG1              600,000
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue,
  Tax Exempt Commercial Paper, 3.35%, 6/12/97 ..................................   1,900,000          P1              1,900,000
Los Angeles County, CA, Tax and Revenue Anticipation Note, Series 1996A, 4.5%,
  6/30/97 ......................................................................   1,000,000          MIG1            1,001,501
Los Angeles Department of Water & Power Electric Plant-Short Term Certificates,
  Tax Exempt Commercial Paper, 3.45%, 9/8/97 ...................................   2,000,000          A1+             2,000,000
Los Angeles, CA, Multi-Family Housing Revenue, Series K, Variable Rate Demand
  Bond, 3.1%, 7/1/10* ..........................................................   3,100,000          A1+             3,100,000
M-S-R Public Power Agency, San Juan Project Revenue, Subordinate Lien, Series B,
  Weekly Demand Bonds, 3.25%, 7/1/22* ..........................................   1,000,000          A1+             1,000,000
Metropolitan Water District of Southern California, Tax Exempt Commercial Paper,
  3.35%, 6/26/97 ...............................................................   1,000,000          A1+             1,000,000
Ontario, CA, Multi-Family Residential Mortgage Revenue, Park Centre Partners,
  Variable Rate Demand Bond, 3.2%, 8/1/07* .....................................   2,000,000          MIG1            2,000,000
Ontario, CA, Redevelopment Agency, Multi-Family Housing Revenue, Weekly
  Demand Bond, 3.2%, 4/1/98* ...................................................   1,000,000          A1+             1,000,000
Orange County, CA, Sanitation District, Series 1990, Daily Demand Note, 3.7%,
  8/1/15* ......................................................................     500,000          A1+               500,000
Orange County, CA, Water District Public Facilities Corporation, Tax Exempt
  Commercial Paper, 3.4%, 5/15/97 ..............................................   1,000,000          P1              1,000,000
Riverside County, CA, School Financing Authority, Revenue Anticipation Note,
  Series 1996, 4.625%, 7/17/97 .................................................   1,000,000          SP1+            1,001,618
Sacramento County, CA Tax and Revenue Anticipation Notes, Series 1996,
  4.5%, 9/30/97 ................................................................   1,000,000          MIG1            1,003,299
Sacramento Municipal Utility District, CA, Series 1, Tax Exempt Commercial Paper:
  3.35%, 5/22/97 ...............................................................   1,500,000          A1+             1,500,000
  3.4%, 6/23/97 ................................................................   1,000,000          A1+             1,000,000


    The accompanying notes are an integral part of the financial statements.

                  12 -- Scudder California Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)        Value ($)
                                                                                  Amount ($)      (Unaudited)       (Note A)
-------------------------------------------------------------------------------------------------------------------------------
San Bernardino County, CA, Multi-Family Housing Revenue,
  Variable Rate Demand Bonds:
   Western Properties 1, 3%, 2/1/05* ...........................................    900,000          MIG1              900,000
   Western Properties, 3%, 5/1/05* .............................................    400,000          MIG1              400,000
   Woodview Apartments Project, 3.35%, 4/1/07* .................................  1,100,000          MIG1            1,100,000
San Bernardino, CA, Certificates of Participation, County Center Refinancing,
  Series 1996, Weekly Demand Note, 3.3%, 7/1/15* ...............................  1,000,000          MIG1            1,000,000
San Carlos CA, School District, Tax & Revenue Anticipation Note, Series 1996,
  4.25%, 7/10/97 ...............................................................  1,600,000          SP1+            1,601,433
San Diego County, CA, Tax and Revenue Anticipation Note, Series 1996, 4.375%,
  9/30/97 ......................................................................  1,500,000          MIG1            1,503,840
San Diego, CA, Multi-Family Housing Revenue, Lusk Mira Mesa Project, Issue E,
  Variable Rate Demand Bond, 3.35%, 4/1/07* ....................................  1,900,000          MIG1            1,900,000
San Diego Industrial Revenue Refunding Bonds, San Diego Gas & Electric,
  Series 1995, Tax Exempt Commercial Paper, 3.45%, 7/15/97 .....................  2,000,000          P1              2,000,000
San Jose-Santa Clara, CA, Clean Water Financing Sewer Revenue Bonds, Series
  1995B, Weekly Demand Note, 3.2%, 11/15/11 (c)* ...............................  1,000,000          MIG1            1,000,000
San Jose, CA, Multi-Family Housing Revenue, Kimberly Woods Project,
  Variable Rate Demand Bond, 3.2%, 11/1/08* ....................................    500,000          MIG1              500,000
San Marcos, CA, Redevelopment Agency, Multi-Family Rental Housing Agency,
  Variable Rate Demand Bonds, 3.55%, 6/1/05* ...................................  2,700,000          NR              2,700,000
Santa Clara County, CA, Housing Authority, Fox Chase I Project, Weekly Demand
  Note, 3.2%, 11/1/07 (c)* .....................................................  1,000,000          MIG1            1,000,000
Santa Clara, CA, Electric Revenue:
  Series B, Junior Lien, Variable Rate Demand Bonds, 3.3%, 7/1/10* .............  1,100,000          MIG1            1,100,000
  Series C, Junior Lien, Variable Rate Demand Bond, 3.3%, 7/1/10* ..............  1,300,000          MIG1            1,300,000
Santa Paula County, CA, School District Tax and Revenue Anticipation Notes,
  Series 1996, 4.5%, 7/2/97 ....................................................  1,000,000          SP1+            1,001,552
South San Francisco, CA, 1991 Water Quality Control, Variable Rate Demand Bond,
  3.35%, 7/1/12* ...............................................................    275,000          MIG1              275,000
Southern California Public Power Authority, Transmission Project, Series 1991,
  Weekly Demand Note, 3.2%, 7/1/19 (c)* ........................................  1,300,000          A1+             1,300,000
Sutter County, CA Office of Education, Tax and Revenue Anticipation Notes,
  Series 1996, 4.5%, 10/22/97 ..................................................  1,000,000          SP1+            1,003,767
-------------------------------------------------------------------------------------------------------------------------------
Total Municipal Investments (Cost $67,759,309)                                                                      67,759,309
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $67,759,309) (a)                                                          67,759,309
-------------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                  13 -- Scudder California Tax Free Money Fund

--------------------------------------------------------------------------------

(a)  The cost for federal income tax purposes was $67,759,309.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Rating Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities
     (NR) have been determined by the Investment Adviser to be of comparable quality to rated eligible securities.

(c)  Bond is insured by one of these companies: AMBAC, FGIC, or MBIA.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.


    The accompanying notes are an integral part of the financial statements.

                  14 -- Scudder California Tax Free Money Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of March 31, 1997

 Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Investments, at value (identified cost $67,759,309) ..............         $  67,759,309
                  Cash .............................................................               126,501
                  Interest receivable ..............................................               593,784
                  Receivable on Fund shares sold ...................................               496,293
                  Other assets .....................................................                 2,104
                                                                                             ----------------
                  Total assets .....................................................            68,977,991
 Liabilities
 ----------------------------------------------------------------------------------------------------------------------------
                  Dividends payable ................................................                28,595
                  Payable for Fund shares redeemed .................................               173,694
                  Accrued management fee ...........................................                33,729
                  Other accrued expenses ...........................................                46,293
                                                                                             ----------------
                  Total liabilities ................................................               282,311
                  -------------------------------------------------------------------------------------------
                  Net assets, at value                                                       $  68,695,680
                  -------------------------------------------------------------------------------------------
 Net Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated net realized loss ....................................               (94,865)
                  Paid-in capital ..................................................            68,790,545
                  -------------------------------------------------------------------------------------------
                  Net assets, at value                                                       $  68,695,680
                  -------------------------------------------------------------------------------------------
 Net Asset Value
 ----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                  ($68,695,680 / 68,706,496 outstanding shares of beneficial                 ----------------
                  interest, $.01 par value, unlimited number of shares authorized) .         $        1.00
                                                                                             ----------------


    The accompanying notes are an integral part of the financial statements.

                  15 -- Scudder California Tax Free Money Fund

                             Statement of Operations
                            year ended March 31, 1997

 Investment Income
 ------------------------------------------------------------------------------------------------------------------------------
                  Interest ........................................................          $   2,319,754
                                                                                             -----------------
                  Expenses:
                  Management fee ..................................................                338,329
                  Services to shareholders ........................................                 76,430
                  Custodian and accounting fees ...................................                 50,983
                  Trustees' fees and expenses .....................................                 14,241
                  Auditing ........................................................                 25,852
                  Reports to shareholders .........................................                 11,917
                  Legal ...........................................................                  4,627
                  Registration fees ...............................................                  5,082
                  Other ...........................................................                  6,772
                                                                                             -----------------
                  Total expenses before reductions ................................                534,233
                  Expense reductions ..............................................               (128,299)
                                                                                             -----------------
                  Expenses, net ...................................................                405,934
                  --------------------------------------------------------------------------------------------
                  Net investment income                                                          1,913,820
                  --------------------------------------------------------------------------------------------
 Realized gain (loss) on investment transactions
 ------------------------------------------------------------------------------------------------------------------------------
                  --------------------------------------------------------------------------------------------
                  Net realized loss from investments                                                  (373)
                  --------------------------------------------------------------------------------------------
                  --------------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                       $   1,913,447
                  --------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                  16 -- SCUDDER CALIFORNIA TAX FREE MONEY FUND

                       Statements of Changes in Net Assets

                                                                                      Years Ended March 31,
 Increase (Decrease) in Net Assets                                                   1997              1996
 ---------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income .......................................   $  1,913,820        $ 2,142,783
                Net realized loss from investments ..........................           (373)            (1,913)
                                                                                ----------------  ---------------
                Net increase in net assets resulting from operations ........      1,913,447          2,140,870
                                                                                ----------------  ---------------
                Distributions to shareholders from net investment income ....     (1,913,820)        (2,142,783)
                                                                                ----------------  ---------------
                Fund share transactions at net asset value of $1.00 per share:
                Shares sold .................................................     61,962,492         53,468,668
                Net asset value of shares issued to shareholders in
                   reinvestment of distributions ............................      1,568,824          1,832,601
                Shares redeemed .............................................    (61,801,311)       (52,560,504)
                                                                                ----------------  ---------------
                Net increase in net assets from Fund share transactions .....      1,730,005          2,740,765
                                                                                ----------------  ---------------
                Increase in net assets ......................................      1,729,632          2,738,852
                Net assets at beginning of period ...........................     66,966,048         64,227,196
                                                                                ----------------  ---------------
                Net assets at end of period .................................   $ 68,695,680       $ 66,966,048
                                                                                ----------------  ---------------


    The accompanying notes are an integral part of the financial statements.

                  17 -- Scudder California Tax Free Money Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                    For the Period
                                                                                                                     May 28, 1987
                                                                                                                    (commencement of
                                                                                                                      operations) to
                                                                 Years Ended March 31,                                 March 31,
                                1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
 --------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning    ---------------------------------------------------------------------------------------------------
   of period ...............  $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                              ---------------------------------------------------------------------------------------------------
Net investment income ......     .028      .032      .027      .019      .023      .035      .047      .052      .049      .035
Distributions from net
   investment income .......    (.028)    (.032)    (.027)    (.019)    (.023)    (.035)    (.047)    (.052)    (.049)    (.035)
Net asset value, end of       ---------------------------------------------------------------------------------------------------
   period ..................  $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) .......     2.87      3.28      2.72      1.92      2.35      3.54      4.79      5.35      5.04      3.86**
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ............       69        67        64        72        56        58        64        65        64        53
Ratio of operating
   expenses, net to average
   daily net assets (%) ....      .60       .60       .60       .60       .60       .60       .65       .75       .67       .45*
Ratio of operating
   expenses before
   expense reductions (%) ..      .79       .81       .84       .90       .86       .88       .92       .90       .84      1.32*
Ratio of net investment
   income to average daily
   net assets (%) ..........     2.83      3.23      2.68      1.90      2.33      3.50      4.68      5.22      4.98      4.41*

(a)  Total returns would have been lower had certain expenses not been reduced.
*    Annualized
**   Not annualized


                  18 -- Scudder California Tax Free Money Fund

                    Investment Portfolio as of March 31, 1997

                                                                                                    Credit
                                                                                   Principal      Rating (b)          Market
                                                                                  Amount ($)      (Unaudited)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 2.6%
------------------------------------------------------------------------------------------------------------------------------
California Health Facilities Finance Authority:
  Sutter Health, Series 1990B, Daily Demand Bond, 3.6%, 3/1/20* ................  1,500,000          A1+             1,500,000
  St. Joseph's Health, Series 1991B, Daily Demand Note, 3.6%, 7/1/09* ..........  3,100,000          A1+             3,100,000
California Statewide Community Development Authority, Certificate of
  Participation, Northern California-Retired Officers, Daily Demand Note,
  3.7%, 6/1/26* ................................................................    800,000          MIG1              800,000
Irvine Ranch Water District, CA, Conservation District,
  Daily Demand Note, 3.55%, 5/1/09* ............................................  2,000,000          A1+             2,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $7,400,000)                                                             7,400,000
------------------------------------------------------------------------------------------------------------------------------
Long-Term Municipal Investments 97.4%
------------------------------------------------------------------------------------------------------------------------------
California
ABAG Financing Authority, CA, Stanford Health Systems,
  Certificates of Participation, 6%, 11/1/07 (c) ...............................    605,000          AAA               645,504
Anaheim, CA, Convention Center Financing, Certificate of Participation,
  Zero Coupon, 8/1/05 (c) ......................................................  1,250,000          AAA               822,250
Anaheim, CA, Public Financing Authority, Lease Revenue Public
  Improvements Project:
   Series 1997A, 6%, 9/1/24 (c) ................................................  2,500,000          AAA             2,589,100
   Series 1997C, Zero Coupon, 9/1/18 (c) .......................................  1,000,000          AAA               275,550
   Series 1997C:
     6%, 9/1/10 (c) ............................................................  1,000,000          AAA             1,056,700
     6%, 9/1/11 (c) ............................................................  4,570,000          AAA             4,809,142
     6%, 9/1/14 (c) ............................................................  1,000,000          AAA             1,035,040
     6%, 9/1/16 (c) ............................................................  1,000,000          AAA             1,027,770
California Department of Veterans Affairs, Series 1986A, 7.375%, 8/1/12 ........  2,915,000          AA              2,975,253
California Educational Facilities Authority Revenue,
  University of Southern California, Series 1997A, 5.6%, 10/1/07 (d) ...........    500,000          AA                510,305
California Health Facilities Finance Authority Revenue,
  Capital Appreciation, Kaiser, Series 1989A, Zero Coupon, 10/1/12 (c) .........  4,900,000          AAA             2,041,242
  Catholic Healthcare West, Series 1996E:
   5.25%, 7/1/16 (c) ...........................................................  1,500,000          AAA             1,380,465
   5.25%, 7/1/23 (c) ...........................................................  1,000,000          AAA               908,730
  Children's Hospital, Series 1996, 5.375%, 7/1/16 (c) .........................  1,935,000          AAA             1,808,296
  Henry Mayo Newhall, Series A, 8%, 10/1/18 ....................................  3,655,000          A               3,906,391


    The accompanying notes are an integral part of the financial statements.

                     19 -- Scudder California Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
-------------------------------------------------------------------------------------------------------------------------------
California Housing Finance Agency:
  Home Mortgage Revenue, Series F1, Subject to AMT:
   6.2%, 8/1/05 (c) ............................................................    840,000          AAA                861,202
   6.3%, 8/1/06 (c) ............................................................  1,310,000          AAA              1,348,763
  Multi-Unit Rental Housing Revenue, Series A:
   7.2%, 8/1/97 ................................................................  1,620,000          A                1,637,302
   7.3%, 8/1/99 ................................................................  2,435,000          A                2,575,962
   7.35%, 8/1/00 ...............................................................  2,615,000          A                2,808,510
   7.4%, 8/1/01 ................................................................  1,555,000          A                1,661,207
   7.45%, 8/1/02 ...............................................................  1,015,000          A                1,125,310
   7.6%, 8/1/06 ................................................................  4,030,000          A                4,405,999
   7.65%, 8/1/07 (e) ...........................................................  2,335,000          A                2,546,901
   7.7%, 8/1/09 ................................................................    700,000          A                  761,754
   7.75%, 8/1/16 ...............................................................  2,440,000          A                2,622,561
   7.8%, 8/1/23 ................................................................  2,635,000          A                2,825,669
  Series G, Subject to AMT:
   5.7%, 2/1/07 (c) ............................................................    500,000          AAA                504,300
   5.8%, 2/1/08 (c) ............................................................  1,330,000          AAA              1,335,626
   5.9%, 2/1/09 (c) ............................................................    200,000          AAA                200,288
  Series II:
   7%, 8/1/97 ..................................................................    280,000          A                  282,486
   7.25%, 8/1/98 ...............................................................    300,000          A                  310,416
   7.3%, 8/1/00 ................................................................    345,000          A                  369,599
   7.3%, 8/1/99 ................................................................    325,000          A                  343,954
   7.3%, 8/1/01 ................................................................    375,000          A                  406,526
   7.35%, 8/1/02 ...............................................................    400,000          A                  436,460
   7.35%, 8/1/03 ...............................................................    430,000          A                  470,571
   7.35%, 8/1/04 ...............................................................    460,000          A                  506,952
   7.35%, 8/1/05 ...............................................................    495,000          A                  547,148
California Pollution Control Financing Authority:
  Mobil Oil Corp Project, Series 1996, Subject to AMT, 5.5%, 12/1/29 ...........  2,000,000          AA               1,841,280
  Southern California Edison, Subject to AMT, Series A, 6.9%, 9/1/06 ...........  3,750,000          A                3,974,438
California Public Works Board, Department of Corrections:
  Lease Based Revenue, Medera Prison, Series A-2, 7.4%, 9/1/10 (c) .............  1,000,000          AAA              1,182,340
  Series 1997D, 5.75%, 9/1/07 (c) ..............................................  3,500,000          AAA              3,681,930


    The accompanying notes are an integral part of the financial statements.

                     20 -- Scudder California Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
California Public Works Board, Lease Revenue:
  Various Cal State University Projects, Series 1997A, 5.1%, 12/1/10 (c) .......  1,430,000          AAA             1,379,421
  Various State University Projects, Series 1997A, 5.5%, 10/1/07 ...............  2,000,000          A               2,043,200
California Statewide Community Development Authority, Certificates of
  Participation:
  Children's Hospital, Series 1993, 6%, 6/1/08 (c) .............................  1,700,000          AAA             1,803,598
  Lutheran Homes, 5.5%, 11/15/08 ...............................................  1,500,000          A               1,525,680
  Lutheran Homes, Series 1993, 5.6%, 11/15/13 ..................................  4,750,000          A               4,639,278
  St. Joseph's Health System, 6.2%, 7/1/08 .....................................    200,000          AA                208,404
  Unihealth America, Series A, Zero Coupon, 10/1/05 (c) ........................  1,450,000          AAA               941,935
Castaic Lake, CA, Water Agency, Certificate of Participation, Water System
  Improvement Project, Series A, 7.25%, 8/1/07 (c) .............................  1,000,000          AAA             1,168,130
Center, CA, Unified School District, Capital Appreciation, Series 1997C:
   Zero Coupon, 9/1/14 (c) .....................................................  2,240,000          AAA               820,557
   Zero Coupon, 9/1/15 (c) .....................................................  2,270,000          AAA               776,567
Central Coast Water Authority Revenue, CA, State Water Project Regional
  Facilities, Series 1996A, 5%, 10/1/22 (c) ....................................  3,000,000          AAA             2,657,070
Chino Basin, CA, Regional Financing Authority, Municipal Water District,
  Sewer System, 5.9%, 8/1/11 (c) ...............................................  1,290,000          AAA             1,348,424
Coronado, CA, Community Development Agency,
  Tax Anticipation Note, 6%, 9/1/07 (c) ........................................  1,150,000          AAA             1,232,777
Costa Mesa, CA, Public Financing Authority, Public Facilities Project,
  Series 1993A, 5.25%, 10/1/18 .................................................  4,500,000          A               4,075,155
Delmar, CA, Race Track Authority, Series 1996, 6%, 8/15/06 .....................  2,000,000          NR              2,002,680
Duarte, CA, Certificates of Participation, City of Hope Medical Center:
  6%, 4/1/08 ...................................................................  3,750,000          BBB             3,782,438
  5.75%, 4/1/02 ................................................................  3,525,000          BBB             3,555,421
  5.8%, 4/1/03 .................................................................  3,735,000          BBB             3,759,390
Elk Grove, CA, Unified School District #1, Special Tax, Community Facilities,
  6.5%, 12/1/08 (c) ............................................................  1,000,000          AAA             1,119,070
Fontana, CA, Tax Allocation Revenue, North Fontana Redevelopment Project,
  Series 1993A, 5%, 9/1/20 (c) .................................................  1,200,000          AAA             1,059,636
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue, Senior
  Lien, Series A:
   Step-up Coupon, 0% to 1/1/05, 7.10% to 1/1/11 ...............................  6,000,000          BBB             3,928,740
   Step-up Coupon, 0% to 1/1/05, 7.15% to 1/1/13 ...............................    975,000          BBB               639,805
   Step-up Coupon, 0% to 1/1/05, 7.15% to 1/1/14 ...............................  2,875,000          BBB             1,874,356
  Senior Lien, Series 1995A, Step-up Coupon, 0% to 1/1/05, 6.95% to 1/1/07 .....    575,000          BBB               375,320


    The accompanying notes are an integral part of the financial statements.

                     21 -- Scudder California Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Hayward, CA, Certificate of Participation, Civic Center Projects,
  Series 1996, 5.25%, 8/1/26 (c) ...............................................  2,000,000          AAA             1,819,520
Healdsburg, CA, Unified School District, Capital Appreciation, Series 1997:
   Zero Coupon, 7/15/11 (c) ....................................................    400,000          AAA               179,928
   Zero Coupon, 7/15/12 (c) ....................................................    400,000          AAA               168,632
   Zero Coupon, 7/15/13 (c) ....................................................    400,000          AAA               157,864
   Zero Coupon, 7/15/14 (c) ....................................................    400,000          AAA               147,612
Imperial Irrigation District, CA, Certificate of Participation, Refunding
  Electric System Revenue, 5.2%, 11/1/09 (c) ...................................  2,500,000          AAA             2,484,150
Inland Empire Solid Waste Financing Authority, California Landfill Improvement
  Financing Project B Series 1996B, 6%, Zero Coupon, 8/1/06 (c) ................  1,000,000          AAA             1,041,960
La Cananda, CA, Unified School District, Capital Appreciation,
  Series 1995, Zero Coupon, 8/1/18 (c) .........................................  2,000,000          AAA               565,460
Los Angeles, CA, Harbor Department Revenue, Subject to AMT,
  Series 1995B, 6%, 8/1/06 .....................................................  2,000,000          AA              2,095,120
Los Angeles, CA, State Building Authority Lease Revenue, California Department,
  General Services, Series 1993A, 5.6%, 5/1/08 .................................  7,000,000          A               7,136,360
Los Angeles County, CA, Certificate of Participation, Capital Appreciation,
  Disney Parking Project:
   Zero coupon, 9/1/06 .........................................................  2,500,000          A               1,399,625
   Zero coupon, 3/1/08 .........................................................  2,780,000          BBB             1,406,458
   Zero coupon, 9/1/08 .........................................................  4,865,000          BBB             2,385,699
  Marina Del Ray, Series A:
   6.25%, 7/1/03 ...............................................................  2,500,000          NR              2,585,775
   6.5%, 7/1/08 ................................................................  2,500,000          NR              2,567,850
  Series 1993 A, 5.75%, 7/1/98 .................................................  5,000,000          NR              5,045,650
Los Angeles County, CA, Convention and Exhibition Center Authority
  Lease Revenue, Series 1993A, 6.125%, 8/15/11 (c) .............................  1,000,000          AAA             1,069,690
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue,
  Multiple Cap Facilities:
   Project IV, Series 1993, 4.75%, 12/1/13 (c) .................................  5,000,000          AAA             4,404,500
   Project V, Series 1996A, 5.125%, 6/1/17 (c) .................................  1,000,000          AAA               919,160
Los Angeles County, CA, Wastewater Revenue, Series 1993 D, 4.7%, 11/1/17 (c) ...  1,960,000          AAA             1,661,002
Metropolitan Water District, Southern California Waterworks
  Revenue, Series 1996C, 5%, 7/1/37 ............................................  2,000,000          AA              1,710,640
Modesto, CA, Certificate of Participation, Community Project,
  Series A, 5.6%, 11/1/14 (c) ..................................................  1,370,000          AAA             1,364,767


    The accompanying notes are an integral part of the financial statements.

                     22 -- Scudder California Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Mojave Desert & Mountain Region, Solid Waste Joint Powers Authority,
  California Project Revenue, 7.875%, 6/1/20 ...................................  2,350,000          BBB             2,583,496
Newport Mesa, CA, United School District Special Tax District Number 90-1,
  Series 1996, 6.625%, 9/1/14 ..................................................    500,000          NR                508,170
Oakland, CA, Port Revenue, Subject to AMT, Series 1997G, 5.375%, 11/1/25 (c) ...  1,000,000          AAA               915,000
Orange County, CA:
  Local Transportation Authority, Sales Tax Revenue, Measure M, Step-up Coupon,
     5.07% to 2/15/98, 4/30% to 2/15/01 (c) ....................................  5,000,000          AAA             4,894,400
  Recovery Note:
   Series 1995A, 5.6%, 6/1/07 (c) ..............................................  4,430,000          AAA             4,585,892
   Series 1995A, 6%, 6/1/08 (c) ................................................  2,500,000          AAA             2,667,600
  Recovery Participation Certification:
   Series 1996A, 6%, 7/1/06 (c) ................................................  3,000,000          AAA             3,185,490
   Series 1996A, 6%, 7/1/08 (c) ................................................  1,000,000          AAA             1,049,980
Pomona, CA, Unified School District, General Obligation, ETM:
  Series 1992B, 6.25%, 8/1/14 (c)** ............................................  1,020,000          AAA             1,094,021
  Series 1993D, 5.6%, 8/1/14 (c)** .............................................    170,000          AAA               170,323
  Series 1993D, 5.6%, 8/1/15 (c)** .............................................    180,000          AAA               179,739
  Series 1993D, 5.6%, 8/1/16 (c)** .............................................    190,000          AAA               188,434
  Series 1993D, 5.6%, 8/1/17 (c)** .............................................    175,000          AAA               173,518
  Series 1993D, 5.6%, 8/1/18 (c)** .............................................    205,000          AAA               202,968
Port of Hueneme, CA, Certificate of Participation, Capital Improvement,
  6%, 4/1/19 (c) ...............................................................    925,000          AAA               950,160
Richmond, CA, Joint Powers Finance Authority:
  Series 1996, Port Term Lease Revenue, 5.875%, 9/1/06 .........................    500,000          BBB               504,465
  Series 1996, 6.6%, 9/1/16 ....................................................  1,000,000          BBB             1,011,920
Riverside County, CA, Asset Leasing Corp., Leasehold Revenue,
  Hospital Project, Series 1997, Zero Coupon, 6/1/16 (c) .......................  1,000,000          AAA               315,510
Sacramento, CA, Power Authority Cogeneration Project, Revenue Bonds,
  Series 1995, 6.5%, 7/1/04 ....................................................  2,000,000          BBB             2,111,920
Sacramento, CA, Finance Authority Lease, Series 1993B, 5%, 11/1/14 .............  3,200,000          AA              2,943,136
Sacramento, CA, City Financing Authority Revenue,
  Capital Appreciation, Tax Allocation, Series 1993B, Zero Coupon, 11/1/16 (c) .  2,685,000          AAA               850,071
Saddleback Valley Unified School District, Public Financing Authority,
  Special Tax Revenue, Series 1997A:
   5.25%, 9/1/09 (c) ...........................................................  1,440,000          AAA             1,433,448
   6%, 9/1/10 (c) ..............................................................  1,565,000          AAA             1,656,803


    The accompanying notes are an integral part of the financial statements.

                     23 -- Scudder California Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
   6%, 9/1/13 (c) ..............................................................  1,000,000          AAA             1,043,620
   6%, 9/1/14 (c) ..............................................................  1,000,000          AAA             1,037,290
   6%, 9/1/15 (c) ..............................................................  1,000,000          AAA             1,032,720
San Bernardino County, CA, Certificates of Participation,
  Medical Center Financing Project:
  Refunding, Series 1994, 5.5%, 8/1/17 (c) .....................................  2,215,000          AAA             2,161,884
  Refunding Revenue, Series 1994, 6%, 8/1/09 (c) ...............................  3,000,000          AAA             3,193,710
  Series 1996, 5.25% 8/1/16, (c) ...............................................  2,145,000          AAA             1,992,297
San Francisco, CA, City and County Redevelopment Agency, Residential
  Facility, Coventry Park Project, Series 1996A, 8.5%, 12/1/26 .................  2,000,000          NR              1,988,880
San Francisco, CA, Redevelopment Financing Agency, Tax Allocation Revenue,
  Series A, Zero Coupon, 8/1/03 (c) ............................................  1,080,000          AAA               795,809
San Francisco, CA, State Building Authority, Lease Revenue,
  San Francisco Civic Center Complex, Series 1996A, 5.25%, 12/1/21 (c) .........  2,000,000          AAA             1,839,280
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue:
  Junior Lien, Series 1993:
   Zero Coupon, 1/1/10 .........................................................  1,500,000          NR                634,755
   Zero Coupon, 1/1/02 .........................................................    515,000          NR                382,516
   Zero Coupon, 1/1/06 .........................................................    200,000          BBB               112,738
  Senior Lien:
   Zero Coupon, 1/1/00 .........................................................  1,500,000          BBB             1,300,410
   Step-up Coupon, 0% to 1/1/02, 7.3% to 1/1/04 ................................  1,000,000          BBB               763,500
   Step-up Coupon, 0% to 1/1/02, 7.35% to  1/1/05 ..............................  2,500,000          BBB             1,914,700
   Step-up Coupon, 0% to 1/1/02, 7.4% to  1/1/07 ...............................  6,000,000          BBB             4,615,860
   Zero Coupon, 1/1/14 .........................................................  2,500,000          NR                854,900
San Jose, CA, Financing Revenue, Community Facilities Project:
  Zero Coupon, 11/15/03 ........................................................    735,000          A                 530,663
  Zero Coupon, 11/15/04 ........................................................  1,605,000          A               1,094,995
  Zero Coupon, 11/15/05 ........................................................  1,605,000          A               1,031,838
  Zero Coupon, 11/15/06 ........................................................  1,605,000          A                 971,153
Santa Ana, CA, Financing Authority, Lease Revenue, Bonds,  Police Administration
  and Holding Facility, Series 1994A,  6.25%, 7/1/24 (c) .......................  2,000,000          AAA             2,127,980
Santa Clara County, CA, Finance Authority, Lease Revenue, VMC Facility
  Replacement Project, 7.75%, 11/15/08 (c) .....................................  3,250,000          AAA             3,951,513
Santa Clara, CA,
  Certificate of Participation, Series A, 4.75%, 2/1/14 (c) ....................  3,000,000          AAA             2,620,230


    The accompanying notes are an integral part of the financial statements.

                     24 -- Scudder California Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Santa Cruz County, CA, Certificates of Participation,
  Capital Facilities Project, Series 1997:
   5.5%, 9/1/16 (c) ............................................................    955,000          AAA               927,238
   5.5%, 9/1/17 (c) ............................................................  1,005,000          AAA               972,639
   5.5%, 9/1/18 (c) ............................................................  1,060,000          AAA             1,021,225
   5.6%, 9/1/19 (c) ............................................................  1,115,000          AAA             1,084,438
   5.6%, 9/1/20 (c) ............................................................  1,180,000          AAA             1,142,582
   5.65%, 9/1/24 (c) ...........................................................  1,445,000          AAA             1,401,462
   5.65%, 9/1/25 (c) ...........................................................  1,520,000          AAA             1,473,549
   5.65%, 9/1/26 (c) ...........................................................  1,605,000          AAA             1,552,886
Santa Margarita/Dana Point, CA:
  Improvement Districts 1-2-2A and 8, Series 1994A, 7.25%, 8/1/06 (c) ..........    465,000          AAA               541,172
  Improvement Districts 3, 3A, 4 and 4A, Series B, 7.25%, 8/1/05 (c) ...........  2,895,000          AAA             3,336,777
South Orange County, CA, Public Power Authority,
  Special Tax Revenue, Series A, 7%, 9/1/06 (c) ................................  2,230,000          AAA             2,534,663
Southern California Public Power Authority, Series 1989, 6.75%, 7/1/10 .........  6,000,000          A               6,620,940
Tustin, CA, Public Financing Authority Revenue, Tustin Ranch,
  Series 1996A, 5%, 9/2/13 (c) ..................................................  4,995,000         AAA             4,615,080
University of California Medical Center, Revenue Bonds,
  Series 1996, 10%, 7/1/03 (c) .................................................  4,470,000          AAA             5,678,420
Valley Health System, CA, Revenue Bonds, Refunding and Improvement Project,
  Series 1996A:
   6.5%, 5/15/15 ...............................................................    385,000          BBB               387,995
   6.5%, 5/15/25 ...............................................................  5,075,000          BBB             5,074,493
Watsonville, CA, Community Hospital Revenue, Series 1996, 5.95%, 7/1/07 ........  1,135,000          A               1,158,449
West Covina, CA, Redevelopment Agency Facility, Series 1996, 5.75%, 9/1/09 .....    865,000          A                 866,471
West Covina, CA, Queen of the Valley Hospital, Certificate of Participation,
  Hospital Revenue, Series 1994:
   5.7%, 8/15/00 ...............................................................    380,000          A                 387,193
   5.8%, 8/15/01 ...............................................................    750,000          A                 766,463
Westminster, CA, Redevelopment Agency, Tax Allocation Revenue,
  Community Development, Project #1, Series A, 7.3%, 8/1/21 ....................  2,690,000          BBB             2,883,277
Whittier, CA, Presbyterian Intercommunity Hospital, Health Facilities Revenue:
  6.25%, 6/1/08 (c) ............................................................  1,000,000          AAA             1,094,230
  6.25%, 6/1/10 (c) ............................................................  1,250,000          AAA             1,355,238


    The accompanying notes are an integral part of the financial statements.

                     25 -- Scudder California Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Virgin Islands
  Virgin Islands, General Obligation, Public Finance Authority, Mortgage Fund
     Loan Notes, Series 1992 A, 7%, 10/1/02 ....................................  1,000,000          BBB             1,066,460
  Virgin Islands, Special Tax Bonds, Hugo Bonds, 7.75%, 10/1/06 ................  1,720,000          NR              1,851,546
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $273,348,950) (a)                                                      278,366,257
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $280,748,950) (a)                                                        285,766,257
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $280,763,673. At March 31, 1997, net unrealized appreciation for all securities based on tax cost was $5,002,584. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $7,172,737 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,170,153.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Rating Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities
     (NR) have been determined by the Investment Adviser to be of comparable quality to rated eligible securities.

(c)  Bond is insured by one of these companies: AMBAC, FGIC, FSA, or MBIA.

(d)  When-issued or forward delivery securities.

(e) At March 31, 1997, these securities, in part or in whole, have been segregated to cover when-issued or forward delivery securities.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

     AMT: Alternative minimum tax


    The accompanying notes are an integral part of the financial statements.

                     26 -- Scudder California Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of March 31, 1997

 Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $280,748,950) ...........          $ 285,766,257
                  Receivable on investments sold ..................................              1,302,917
                  Cash ............................................................                 31,669
                  Interest receivable .............................................              3,795,939
                  Receivable on Fund shares sold ..................................                 87,101
                  Other assets ....................................................                  9,034
                                                                                             ----------------
                  Total assets ....................................................            290,992,917
 Liabilities
 ----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ...............................              1,065,858
                  Payable for when issued and forward delivery securities .........                506,950
                  Dividends payable ...............................................                458,113
                  Payable for Fund shares redeemed ................................                139,457
                  Accrued management fee ..........................................                150,299
                  Other accrued expenses ..........................................                 96,199
                                                                                             ----------------
                  Total liabilities ...............................................              2,416,876
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 288,576,041
                  -------------------------------------------------------------------------------------------
 Net Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Net unrealized appreciation on investments ......................              5,017,307
                  Accumulated net realized loss ...................................             (9,163,495)
                  Paid-in capital .................................................            292,722,229
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 288,576,041
                  -------------------------------------------------------------------------------------------
 Net Asset Value
 ----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                     ($288,576,041 / 27,774,183 outstanding shares of beneficial
                     interest, $.01 par value, unlimited number of shares                    ----------------
                     authorized) ..................................................                 $10.39
                                                                                             ----------------


    The accompanying notes are an integral part of the financial statements.

                     27 -- Scudder California Tax Free Fund

                             Statement of Operations
                            year ended March 31, 1997

 Investment Income
 ------------------------------------------------------------------------------------------------------------------------------
                  Interest ........................................................          $  16,803,173
                                                                                             -----------------
                  Expenses:
                  Management fee ..................................................              1,800,657
                  Services to shareholders ........................................                227,189
                  Trustees' fees and expenses .....................................                 14,242
                  Custodian and accounting fees ...................................                133,195
                  Reports to shareholders .........................................                 36,525
                  Auditing ........................................................                 41,540
                  Legal ...........................................................                  8,467
                  Registration fees ...............................................                 11,610
                  Other ...........................................................                 12,333
                                                                                             -----------------
                                                                                                 2,285,758
                  --------------------------------------------------------------------------------------------
                  Net investment income                                                         14,517,415
                  --------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on investment transactions
 ------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain from:
                  Investments .....................................................              3,235,400
                  Futures .........................................................                 75,382
                  Options .........................................................                 77,613
                                                                                             -----------------
                                                                                                 3,388,395
                  Net unrealized depreciation on investments ......................             (2,601,367)
                  --------------------------------------------------------------------------------------------
                  Net gain on investment transactions                                              787,028
                  --------------------------------------------------------------------------------------------
                  --------------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                       $  15,304,443
                  --------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                     28 -- Scudder California Tax Free Fund

                       Statements of Changes in Net Assets


                                                                                  Years Ended March 31,
 Increase (Decrease) in Net Assets                                                1997              1996
 ---------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income .....................................  $  14,517,415     $  14,572,292
                Net realized gain from investment transactions ............      3,388,395         2,260,608
                Net unrealized appreciation (depreciation) on investment
                   transactions during the period .........................     (2,601,367)        6,496,809
                                                                             ----------------  ---------------
                Net increase in net assets resulting from operations ......     15,304,443        23,329,709
                                                                             ----------------  ---------------
                Distributions to shareholders:
                From net investment income ................................    (14,517,415)      (14,572,292)
                                                                             ----------------  ---------------
                From net realized gains from investment transactions ......       (140,246)               --
                                                                             ----------------  ---------------
                Fund share transactions:
                Proceeds from shares sold .................................     42,826,716        34,646,046
                Net asset value of shares issued to shareholders in
                   reinvestment of distributions ..........................      8,972,653         8,891,876
                Cost of shares redeemed ...................................    (56,494,954)      (53,733,869)
                                                                             ----------------  ---------------
                Net decrease in net assets from Fund share transactions ...     (4,695,585)      (10,195,947)
                                                                             ----------------  ---------------
                Increase (decrease) in net assets .........................     (4,048,803)       (1,438,530)
                Net assets at beginning of period .........................    292,624,844       294,063,374
                                                                             ----------------  ---------------
                Net assets at end of period ...............................  $ 288,576,041     $ 292,624,844
                                                                             ----------------  ---------------
 Other Information
 ---------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period .................     28,232,177        29,207,833
                                                                             ----------------  ---------------
                Shares sold ...............................................      4,110,618         3,337,194
                Shares issued to shareholders in reinvestment of
                   distributions ..........................................        860,296           855,726
                Shares redeemed ...........................................     (5,428,908)       (5,168,576)
                                                                             ----------------  ---------------
                Net decrease in Fund shares ...............................       (457,994)         (975,656)
                                                                             ----------------  ---------------
                Shares outstanding at end of period .......................     27,774,183        28,232,177
                                                                             ----------------  ---------------


    The accompanying notes are an integral part of the financial statements.

                     29 -- Scudder California Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                  Years Ended March 31,
                                   1997     1996     1995     1994    1993     1992     1991     1990     1989     1988
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of    --------------------------------------------------------------------------------------------------
   period .....................  $ 10.36   $ 10.07   $ 10.02   $ 11.05   $ 10.60   $ 10.41   $ 10.29   $ 10.26   $  9.99   $ 11.18
                                 --------------------------------------------------------------------------------------------------
Income from investment
   operations:
Net investment income .........      .52       .51       .51       .53       .59       .61       .63       .65       .68       .69
Net realized and unrealized
   gain (loss) on investment
   transactions ...............      .04       .29       .14      (.35)      .94       .47       .21       .22       .27      (.93)
Total from investment            --------------------------------------------------------------------------------------------------
   operations .................      .56       .80       .65       .18      1.53      1.08       .84       .87       .95      (.24)
                                 --------------------------------------------------------------------------------------------------
Less distributions:
From net investment income ....     (.52)     (.51)     (.51)     (.53)     (.59)     (.61)     (.63)     (.65)     (.68)     (.69)
From net realized gains on
   investments ................     (.01)       --      (.09)     (.63)     (.49)     (.28)     (.09)     (.19)       --      (.26)
In excess of net realized gains       --        --        --      (.05)       --        --        --        --        --        --
                                 --------------------------------------------------------------------------------------------------
Total distributions ...........     (.53)     (.51)     (.60)    (1.21)    (1.08)     (.89)     (.72)     (.84)     (.68)     (.95)
                                 --------------------------------------------------------------------------------------------------
Net asset value, end of          --------------------------------------------------------------------------------------------------
   period .....................  $ 10.39   $ 10.36   $ 10.07   $ 10.02   $ 11.05   $ 10.60   $ 10.41   $ 10.29   $ 10.26   $  9.99
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..............     5.44      8.01      6.75      1.30     15.13     10.74      8.53      8.62      9.80     (1.70)
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ...............      289       293       294       325       309       242       208       193       171       153
Ratio of operating expenses
   to average daily net
   assets (%) .................      .78       .77       .80       .78       .79       .81       .84       .83       .89       .88
Ratio of net investment income
   to average daily net assets
   (%) ........................     4.98      4.88      5.18      4.85      5.42      5.79      6.13      6.23      6.71      6.95
Portfolio turnover rate .......     70.8      49.2      87.3     126.5     208.6     143.0     170.6      70.4     158.9      52.3


                     30 -- Scudder California Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder California Tax Free Money Fund ("Tax Free Money Fund"), a nondiversified fund, and California Tax Free Fund ("Tax Free Fund"), a diversified fund, are each a series of Scudder California Tax Free Trust (the "Trust") which is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Tax Free Money Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which Tax Free Money Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains and losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Tax Free Fund's portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

When-issued and Forward Delivery Securities. The Tax Free Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Tax Free Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Tax Free Fund to the issuer and no interest accrues to the Tax Free Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Tax Free Fund purchased interest rate futures to manage the duration of the portfolio. Additionally, during the period the Tax Free Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Tax Free Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Tax Free Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Tax Free Fund. When entering into a closing transaction, the Tax Free Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.


                  31 -- Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Tax Free Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Tax Free Fund if the option is exercised.

During the period, the Tax Free Fund wrote call options on securities as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period the Tax Free Fund purchased call options on interest rate futures to manage the duration of the portfolio.

If the Tax Free Fund writes an option and the option expires unexercised, the Tax Free Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Tax Free Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Tax Free Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Tax Free Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Tax Free Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Tax Free Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Tax Free Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Tax Free Fund writes a covered call option, the Tax Free Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Tax Free Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Tax Free Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.


                  32 -- Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

Federal Income Taxes. The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of their taxable and tax-exempt income to their shareholders. Accordingly, the Funds paid no federal income taxes and no provisions for federal income taxes were required.

As of March 31, 1997, the Tax Free Money Fund had a net tax basis capital loss carryforward of approximately $95,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2000 ($14,000), March 31, 2002 ($7,000), March 31, 2003 ($55,000),
March 31, 2004 ($18,000), and March 31, 2005 ($1,000), the respective expiration dates, whichever occurs first.

As of March 31, 1997, the Tax Free Fund had a net tax basis capital loss carryforward of approximately $6,884,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003 ($6,492,000) and March 31, 2004 ($392,000), the
respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Funds is declared as dividends to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in options, futures, and certain securities sold at a loss for the Tax Free Fund. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Funds.

The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade-date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

For the year ended March 31, 1997, purchases and sales of long-term municipal securities aggregated $201,353,395 and $194,558,548, respectively, for the Tax Free Fund.

The aggregate face value of futures contracts opened and closed during the year ended March 31, 1997 for the Tax Free Fund, was $208,550,491.


                  33 -- Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

Transactions in written call options on securities for the year ended March 31, 1997 were as follows:

                                     Number of Contracts   Premiums Received ($)
                                     -------------------   ---------------------
  Outstanding at March 31, 1996 ..              --                     --
  Contracts written ..............             300                 49,013
  Contracts closed ...............            (300)               (49,013)
  ------------------------------------------------------------------------------

  Outstanding at March 31, 1997                 --                     --

                               C. Related Parties

Each Fund has entered into an Investment Management Agreement (each an "Agreement" and collectively the "Agreements") with Scudder, Stevens & Clark, Inc. (the "Adviser"), under which each Fund agrees to pay the Adviser a fee computed and accrued daily and paid monthly. The management fee payable under the Agreements is equal to an annual rate of 0.50% of the average daily net assets of Tax Free Money Fund, and 0.625% of the first $200,000,000 of the average daily net assets and 0.60% of such net assets in excess of $200,000,000 for Tax Free Fund. As manager of the assets of Tax Free Money Fund and Tax Free Fund, the Adviser directs the investments of Tax Free Money Fund and Tax Free Fund in accordance with the investment objectives, policies, and restrictions of each Fund. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreements. The Agreements also provide that if the Funds' expenses, exclusive of taxes, interest and certain other expenses exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended March 31, 1997, the fee for the Tax Free Fund pursuant to the Agreement amounted to $1,800,657, which was equivalent to an annualized effective rate of .62% of the Fund's average daily net assets.

With respect to Tax Free Money Fund, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 1997 and during such period to maintain the annualized expenses of Tax Free Money Fund at not more than 0.60% of average daily net assets. For the year ended March 31, 1997, the Adviser did not impose a portion of its fee amounting to $128,299, and the portion imposed amounted to $210,030.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Funds. For the year ended March 31, 1997, $67,597 and $159,122 were charged by SSC to Tax Free Money Fund and Tax Free Fund, of which $5,620 and $13,336 are unpaid at March 31, 1997, respectively.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Tax Free Money Fund and Tax Free Fund. For the year ended March 31, 1997, SFAC imposed fees amounting to $30,000 and $66,630 of which $2,500 and $5,640 are unpaid at March 31, 1997 for the Tax Free Money Fund and Tax Free Fund, respectively.

The Trust pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended March 31, 1997, Trustees' fees and expenses aggregated $14,241 and $14,242 for Tax Free Money Fund and Tax Free Fund, respectively.


                  34 -- Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder California Tax Free Trust and the Shareholders of Scudder California Tax Free Money Fund and Scudder California Tax Free Fund:

We have audited the accompanying statements of assets and liabilities of Scudder California Tax Free Money Fund and Scudder California Tax Free Fund, including the investment portfolios, as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder California Tax Free Money Fund and Scudder California Tax Free Fund as of March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.

Boston, Massachusetts                                COOPERS & LYBRAND L.L.P.
May 16, 1997


                  35 -- Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                                 Tax Information

Of the dividends paid by the California Tax Free Money Fund and California Tax Free Fund from net investment income for the year ended March 31, 1997, 100% constituted exempt interest dividends for regular federal income tax and California State income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                  36 -- Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                        Investment Products and Services


The Scudder Family of Funds
--------------------------------------------------------------------------------
Money Market
  Scudder Cash Investment Trust
  Scudder U.S. Treasury Money Fund

Tax Free Money Market+
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
  Scudder California Tax Free Fund*
  Scudder High Yield Tax Free Fund
  Scudder Limited Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder Massachusetts Limited Term
    Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder Medium Term Tax Free Fund
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

Growth and Income
  Scudder Balanced Fund
  Scudder Growth and Income Fund

Income
  Scudder Emerging Markets Income Fund
  Scudder Global Bond Fund
  Scudder GNMA Fund
  Scudder High Yield Bond Fund
  Scudder Income Fund
  Scudder International Bond Fund
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund

Growth
  Scudder Capital Growth Fund
  Scudder Classic Growth Fund
  Scudder Development Fund
  Scudder Emerging Markets Growth Fund
  Scudder Global Discovery Fund
  Scudder Global Fund
  Scudder Gold Fund
  Scudder Greater Europe Growth Fund
  Scudder International Fund
  Scudder Latin America Fund
  Scudder Micro Cap Fund
  Scudder Pacific Opportunities Fund
  Scudder Quality Growth Fund
  Scudder Small Company Value Fund
  Scudder 21st Century Growth Fund
  Scudder Value Fund
  The Japan Fund

Retirement Plans and Tax-Advantaged Investments
--------------------------------------------------------------------------------
  IRAs
  Keogh Plans
  Scudder Horizon Plan*+++ (a variable annuity)
  401(k) Plans
  403(b) Plans
  SEP-IRAs
  Profit Sharing and Money Purchase
    Pension Plans

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The First Iberian Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder World Income  Opportunities
    Fund, Inc.

Institutional Cash Management
--------------------------------------------------------------------------------
  Scudder Institutional Fund, Inc.
  Scudder Fund, Inc.
  Scudder Treasurers Trust(TM)++

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.



                   37-Scudder California Tax Free Money Fund
                      Scudder California Tax Free Fund

                                Scudder Solutions

Convenient ways to invest, quickly and reliably:
--------------------------------------------------------------------------------------------------------------------------

          Automatic Investment Plan                                    AutoBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is higher and       electronically debited from that account.
          fewer when it's lower, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).


          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
--------------------------------------------------------------------------------------------------------------------------

          Scudder Automated Information Line: SAIL(tm)--               Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
--------------------------------------------------------------------------------------------------------------------------

          Automatic Withdrawal Plan                                    AutoSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
--------------------------------------------------------------------------------------------------------------------------



                   38-Scudder California Tax Free Money Fund
                      Scudder California Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
--------------------------------------------------------------------------------------------------------------------------

          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(sm) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal  Counsel from Scudder(sm)
          transaction fees or commissions. Scudder               Developed for investors who prefer the benefits of no-load
          shareholders can take advantage of a Scudder           Scudder funds but want ongoing professional assistance in
          Brokerage account already reserved for them, with      managing a portfolio. Personal Counsel(sm) is a highly
          no minimum investment. For information about           customized, fee-based asset management service for
          Scudder Brokerage Services, call 1-800-700-0820.       individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(sm) and Personal Counsel(sm) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
--------------------------------------------------------------------------------------------------------------------------

Additional Information on How to Contact Scudder:
--------------------------------------------------------------------------------------------------------------------------

          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Funds Center
          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations --  1-800-225-2470          Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Conservative, Balanced, Growth, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.

          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.

                   39-Scudder California Tax Free Money Fund
                      Scudder California Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER